Business	12 Months Ended
Dec. 31, 2013
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Business
1)	Business

SRG International, Inc. (the "Company") was incorporated in the Province of Quebec in Canada on July 5, 2012 as 9265-6784 Quebec Inc. The Company subsequently changed its name to SRG International Inc. effective September 12, 2012.

The Company was formed for the purpose of operations consisting primarily of performing research, development, and testing and commercialization of the Driver Alertness Detection System™ ("DADS™"), a system designed around proprietary alertness detection technologies and which helps operators (such as drivers of motor vehicles) to modulate their work activity based on real time knowledge of their actual state of alertness. Activity to date has consisted of the acquisition of and ongoing development of DADS™.